UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq Global Market
Preferred Stock Purchase Rights	None	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2025, Lifeway Foods, Inc. (the “Company”) entered into an agreement (the “Separation Agreement”) with Amy Feldman, that provides for certain separation benefits to Amy Feldman in relation with her termination by the Company, as reported in the Company’s Current Report on Form 8-K filed on March 6, 2025.

Pursuant to the Separation Agreement, the Company has agreed, among other things, to (i) pay Amy Feldman a single lump sum of $555,313.13 (the “Separation Payment”), less applicable statutory deductions and authorized withholdings, (ii) vest 7,875 outstanding restricted stock units held by Amy Feldman, and (iii) vest 5,448 outstanding but unvested performance stock units under the Company’s 2022 Omnibus Incentive Plan.

Pursuant to the Separation Agreement, Amy Feldman waives and releases certain claims contained therein and agreed, among other things, (i) that the Company has already paid a payment for all unused paid time off that had accrued as of the Separation Date (as defined in the Separation Agreement) and (ii) that she is not entitled to and will not receive any additional compensation, payments or benefits of any kind from the Released Parties (as defined in the Separation Agreement). Further, such Separation Payment is made in full satisfaction of any amounts and benefits under the executive employment agreement between the Company and Amy Feldman, dated October 31, 2018.

The description of the Separation Agreement contained herein is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Separation Agreement dated as of June 16, 2025, between the Company and Amy Feldman.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: June 23, 2025	By:	/s/ Eric Hanson
Name: Eric Hanson
Title: Chief Financial Officer

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